American Century Investments®
Quarterly Portfolio Holdings
Zero Coupon 2025 Fund
June 30, 2022

Zero Coupon 2025 - Schedule of Investments
JUNE 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 93.2%
REFCORP STRIPS - COUPON, 0.00%, 4/15/24	385,000	364,184
REFCORP STRIPS - COUPON, 0.00%, 1/15/25	8,445,000	7,771,049
REFCORP STRIPS - COUPON, 0.00%, 4/15/25	18,013,000	16,414,994
STRIPS - COUPON, 0.00%, 8/15/25	1,000,000	914,337
STRIPS - COUPON, 0.00%, 11/15/25	67,500,000	61,071,156
STRIPS - PRINCIPAL, 0.00%, 11/15/25	1,100,000	993,392
REFCORP STRIPS - COUPON, 0.00%, 1/15/26	16,800,000	15,018,624
STRIPS - COUPON, 0.00%, 2/15/26	1,400,000	1,256,889
REFCORP STRIPS - COUPON, 0.00%, 4/15/26	25,000,000	22,146,347
REFCORP STRIPS - COUPON, 0.00%, 7/15/26	7,000,000	6,144,729
STRIPS - COUPON, 0.00%, 11/15/26	5,300,000	4,642,391
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $131,058,469)		136,738,092
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 4.3%
FNMA STRIPS - COUPON, 0.00%, 4/8/24	10,000	9,482
TVA STRIPS - COUPON, 0.00%, 5/1/24	1,000,000	951,115
FHLMC STRIPS - COUPON, 0.00%, 9/15/24	42,000	39,305
TVA STRIPS - PRINCIPAL, 0.00%, 11/1/25	6,000,000	5,378,496
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $5,884,647)		6,378,398
SHORT-TERM INVESTMENTS — 0.7%
Discount Notes(2) — 0.6%
Federal Home Loan Bank Discount Notes, 1.02%, 7/1/22	1,000,000	1,000,000
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	81,704	81,704
TOTAL SHORT-TERM INVESTMENTS (Cost $1,081,704)		1,081,704
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $138,024,820)		144,198,194
OTHER ASSETS AND LIABILITIES — 1.8%		2,602,149
TOTAL NET ASSETS — 100.0%		$146,800,343

NOTES TO SCHEDULE OF INVESTMENTS
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority
(1)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	136,738,092	—
Zero-Coupon U.S. Government Agency Securities	—	6,378,398	—
Short-Term Investments	81,704	1,000,000	—
	81,704	144,116,490	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.